                               SEMI-ANNUAL REPORT

                              --------------------
                                     DREYFUS
                               PREMIER VALUE FUND
                             ---------------------

                                 APRIL 30, 1998


                                  [Lion Logo]

DREYFUS PREMIER VALUE FUND
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to provide you with this semi-annual report for Dreyfus Premier Value Fund for the six-month period ended April 30, 1998 as shown in the following table.

                                              TOTAL RETURN*
                                              -------------
    Class A                                       10.01%
    Class B                                        9.59%
    Class C                                        9.53%
    Class R                                        9.90%
    Standard & Poor's 500 Composite
    Stock Price Index (the "S&P 500")**           22.50%
    Standard & Poor's Barra Value Index.***       19.78%

The performance of the Fund during this period was certainly below our expectations, when compared to these indices. Given that we position the Fund for where we believe the market is going and not where it has been, it can take some time for the market to potentially realize the value of our investments. Value investing can require some patience. Regardless, we have made changes in the holdings, and hope to look back on this period as one of abnormality.

ECONOMIC REVIEW

    Although real Gross Domestic Product (GDP) sustained a growth trend approaching 4% into the first quarter, incoming evidence suggests a shift to somewhat slower economic growth in coming months. Aggregate profit margins already have begun to narrow in some sectors. The conflicting pressures of a softening economy and a still tightening labor market have kept the Federal Reserve Board (the "Fed") in neutral, although a bias favoring higher policy rates was resumed recently. Market interest rates have likewise stayed within a narrow range in recent months.

    While manufacturing has turned appreciably sluggish since year-end, this was overshadowed in the first quarter by a strong rebound in domestic demand. The industrial sector has been slowed by the strong dollar and by weak exports. However, with Asian economies still in turmoil, competition from Asian-made imports has emerged only gradually. The first quarter rebound in domestic demand was fueled primarily by strong housing market conditions and rising real household incomes, but additionally by several short-lived influences.

    Rising real wages that have been such a boon to consumers in recent months may also be taking a toll on corporate profit margins. The first sign of profit pressure was seen last year as the dollar strengthened. This year, profit margins have eroded further due to weak exports and falling prices in some sectors. However, accelerating wage growth that is apparent alongside limited pricing power may also prove a harbinger of margin erosion. Hence, a shift to slower economic growth that coexists with rising wage pressures creates a further risk to overall profit growth.

    The above pressures have kept Fed policy unchanged until now. However, policymakers are more concerned about wage growth than economic strains, as evidenced by a recent shift towards a tightening bias. Although long-term bond yields were below year-ago levels at the end of April, substantially lower yields have proven difficult to attain in the absence of lower short-term rates. This, too, could restrain the economic growth rate.

MARKET OVERVIEW

    Equity prices during the six months ended April 30, 1998 continued to display considerable volatility, most of the time ultimately ending up on the upside. Last November, the markets were still trying to recover from the financial crisis in Asia. As the months went by, however, the U.S. equity markets rebounded from that severe blow.

    Early in the New Year, there were temporary setbacks due to worries about inflation and concern about the corporate profit outlook. By midwinter, however, the markets resumed their upward surge, which continued almost unbroken until interest rate jitters struck again in late April. This time the cause was a press report that the Fed was going to tilt its policy toward tightening credit.

    As it turned out, even that scare was short-lived and, as the month of May began, stock prices set new records once again, especially the stocks of the large corporations.

    Despite the impressive gains in the broad market averages, it was not a market that would allow investors simply to sit back and relax. Some commentators had begun to refer to it as the "bubble market," a market that could inflate to undreamed-of heights one week, yet the next week could be deflated just as quickly by unexpected national, international and corporate news.

    Now that most first-quarter corporate profits have been reported, it is apparent that the quarter saw a slowdown in total profits. The Wall Street Journal cited estimates that the first-quarter profit growth for the Dow Jones Industry Groups was just 4.1%. This was described as the smallest growth in earnings since the fourth quarter of 1991. Yet an impressive segment of analysts were predicting that profits could increase by 8% in the second quarter and even by 11% for this year as a whole. Still, many skeptics saw those numbers as overly optimistic. They cited several factors:

    *  possible delayed reaction to the collapse of Asian markets;
    * the everpresent possibility that the Fed could still raise interest rates;
    * the approaching shadow of the midterm elections next fall, with all the political acrimony they could bring.

    There was also the risk that Fed Chairman Greenspan might once again warn against excessive enthusiasm in the equity markets, as he did in late 1996 when he spoke of "irrational exuberance."

    In this atmosphere, wary investors were as quick to sell as to buy, depending on the ebb and flow of economic and political news. Volatility, it appeared, was a condition the markets would need to live with for some time to come, in rising as well as in falling markets.

PORTFOLIO FOCUS

    Performance during these past six months was somewhat restrained by our disciplined value investing approach. We believed that the valuation of most major market benchmarks and many of the largest securities had become excessive during this period and constructed an investment portfolio with a relatively low correlation to the S&P 500. In doing so, we believed that the risk level of the Fund was significantly lower than that of this and other major benchmarks, and that the values we uncovered potentially would be realized. Unfortunately, during the fall months, the Fund's investments suffered from the Asian economic crisis. Many of the same companies and sectors that had done so well earlier in 1997 were penalized during the fourth calendar quarter due to either export exposure to Asian countries or commodity exposure that might hurt selling prices in a weaker global marketplace. Late in the calendar year, we restructured the Fund's security holdings for this new economic environment, favoring domestically oriented companies and businesses with less economic cyclicality.

VALUE INVESTING AND OUR INVESTMENT PROCESS

    While there are other investment disciplines practiced at Dreyfus, we are passionate believers in value investing. As value investors, we want to buy growing companies, but we want to pay as little for them as we can. In this sense, it is a lower-risk, more conservative style of equity investing.

    Our approach to the selection of securities starts and ends with our analysts, who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts to our computer models, their analysis and opinions to our decision-making process, and their constant flow of information to our ongoing assessment of securities owned. We screen the universe of stocks by computer according to two principal methods. The first computer screen determines value by calculating each security's earnings yield (our forecast for earnings divided by the security price) which, to justify purchase, must be greater than the risk-free yield available on reasonably long-term U.S. Treasury securities. Being paid more than this risk-free rate for the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors that have historically influenced stock returns. We input into this model the current economic and stock market trends, and the computer calculates each security's exposure to this environment. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 50 securities. We use the same disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.

EXAMPLES OF OUR INVESTMENT PROCESS

    While it is not possible to review all the detail that goes into the decision-making and implementation process of buying, owning and eventually selling a security in this short report, provided below are several brief examples of securities actually owned.

    One of the securities held in the Fund was Owens-Illinois, primarily a manufacturer of glass containers for consumable items like food and beverages. We bought the stock during 1997 and continued to own it as of April 30, 1998.

    When we evaluated Owens-Illinois, our computer model showed it to be a competitively priced value stock. We were going to be paid in total earnings power more than the risk-free interest rate that we could have received from a fairly long-term U.S. Treasury investment. Additionally, our multifactor computer model calculated an overall score for Owens-Illinois of +3, with zero being the average security score. Various factors in the model demonstrated that the security's growth was being offered for sale at a discount, that its reported earnings would likely be above consensus expectations, and that the company was well-positioned for the current economic and market environment. The glass container industry had consolidated from 16 North American manufacturers in 1981 to only three major players today, and this oligopoly was expected to lead to higher selling prices. Further, the trend away from glass containers appeared to be stabilizing if not reversing, because glass gives a perception of quality. International markets were the primary future growth engines for the company since, by offering to share its proprietary manufacturing technology, Owens-Illinois had the inside track on making acquisitions of foreign companies. Finally, management itself owned 20% of the company, and we believe it to be an advantage when management's financial interests are the same as our shareholders.

    Owens-Illinois remained an attractive investment for the Fund at the end of April 1998. Operations remained strong. During 1997, the company delivered earnings per share more than ten cents greater than Wall Street analysts had been forecasting a year earlier.

    Digital Equipment, a computer hardware and services company, was purchased by the Fund in late October 1997, near the start of the semi-annual period. During these six months, the relative performance of the stock has been on a bit of a roller-coaster ride. Initially, Digital Equipment did not perform well due to worries about Asian sales in the face of weakening economies in that part of the world. In late January 1998, Digital Equipment's inherent value realized was via a takeover by Compaq Computer, sending the stock price up substantially. Following the acquisition announcement, the stock subsequently underperformed the broad stock market averages due largely to worries about its acquirer's inventory levels in personal computers. Digital's stock has recently started to rebound as Compaq Computers inventories have come under control and the earnings power of Digital Equipment has begun to be realized.

    AT&T, the long distance telephone company, was also purchased in November 1997. According to our computer valuation model, AT&T was a value stock given an earnings yield greater than the 5-year U.S. Treasury Bond. Our multifactor computer model score was a solid +6 for the security. Until recently, the stock had been a laggard in price appreciation relative to the overall stock market. Concern over growing competition and changing technology had weighed heavily on the stock for some time. Further, senior management was unsettled, with lack of clear succession plans and a seeming lack of strategic direction for dealing with the changing industry environment. In all of this pessimism and concern over what we believed were issues that would soon be addressed if not resolved, we saw opportunity. Finally, with the advent of the Asian economic crisis, a defensive investment like AT&T, with a largely domestic orientation and little economic sensitivity, was well suited to the current environment, as reflected in our multifactor computer model.

    AT&T remained in the Fund at the end of April 1998. Despite substantial appreciation in the stock price, AT&T's earnings yield was still greater than the minimum risk-free interest rate, that of the 90-day U.S. Treasury Bill, our valuation sell point. Additionally, new senior management had been appointed and dramatic steps to improve the company for the future had already been taken.

    This type of detailed fundamental analysis is performed every day for your Fund. Both current holdings and potential new holdings are regularly evaluated.

SUMMARY

    Investment results during this semi-annual period benefited from holdings such as Equitable Cos., Warnaco Group Cl. A, Storage Technology, Xerox, Biogen, McDonald's, Travelers and Masco. Relative performance during the period was penalized by holdings including Raychem, Adaptec, Cabletron Systems, Cooper Cameron, Ikon Office Solutions, and PacifiCare Health Systems, Cl. B.

    We will continue to manage your investments with dedication and discipline.

                              Sincerely,

                              Timothy M. Ghriskey
                              Portfolio Manager

May 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

*** The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value Index.

DREYFUS PREMIER VALUE FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                              APRIL 30, 1998 (UNAUDITED)

COMMON STOCKS-50.8%                                                                         SHARES            VALUE
------------------------------------------------------------------------------           ------------      ------------
          COMMERCIAL SERVICES-1.6%   Ikon Office Solutions....................             175,000         $  4,232,812
                                                                                                           ------------

            CONSUMER DURABLES-2.1%   General Motors...........................              80,000            5,390,000
                                                                                                           ------------

        CONSUMER NON-DURABLES-9.7%   Kimberly - Clark.........................             111,000            5,633,250
                                     Nike, Cl. B..............................             120,000            5,730,000
                                     Philip Morris Cos........................             116,000            4,328,250
                                     RJR Nabisco Holdings.....................             150,000            4,171,875
                                     Warnaco Group, Cl. A.....................             130,000            5,492,500
                                                                                                           ------------
                                                                                                             25,355,875
                                                                                                           ------------

            CONSUMER SERVICES-4.6%   La Quinta Inns...........................             294,000            6,468,000
                                     McDonald's...............................              89,000            5,506,875
                                                                                                           ------------
                                                                                                             11,974,875
                                                                                                           ------------

        ELECTRONIC TECHNOLOGY-9.4%   Adaptec..................................             106,000 (a)        2,510,875
                                     Ceridian.................................              92,000            5,203,750
                                     Digital Equipment........................             100,000 (a)        5,562,500
                                     International Business Machines..........              47,000            5,446,125
                                     Storage Technology.......................              70,000 (a)        5,910,625
                                                                                                           ------------
                                                                                                             24,633,875
                                                                                                           ------------

              ENERGY MINERALS-8.4%   British Petroleum, A.D.S.................              60,000            5,670,000
                                     Phillips Petroleum.......................             104,000            5,154,500
                                     Tosco....................................             168,000            5,985,000
                                     USX - Marathon Group.....................             149,000            5,336,063
                                                                                                           ------------
                                                                                                             22,145,563
                                                                                                           ------------

                     FINANCE-21.9%   BankAmerica..............................              71,000            6,035,000
                                     Bankers Trust New York...................              44,000            5,681,500
                                     CIGNA....................................              25,800            5,338,988
                                     Chase Manhattan..........................              45,000            6,235,312
                                     Citicorp.................................              33,000            4,966,500
                                     Equitable Cos............................             110,000            6,751,250
                                     Fleet Financial Group....................              64,000            5,528,000
                                     Heller Financial.........................              21,000              567,000
                                     NationsBank..............................              86,000            6,514,500
                                     St. Paul Cos.............................              46,500            3,940,875
                                     Travelers Group..........................              98,000            5,996,375
                                                                                                           ------------
                                                                                                             57,555,300
                                                                                                           ------------
              HEALTH SERVICES-1.9%   Aetna....................................              62,000            5,010,375
                                                                                                           ------------

DREYFUS PREMIER VALUE FUND
-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                  APRIL 30, 1998 (UNAUDITED)

COMMON STOCKS (CONTINUED)                                                                   SHARES            VALUE
------------------------------------------------------------------------------           ------------      ------------
            HEALTH TECHNOLOGY-6.1%   American Home Products...................              55,000 (a)     $  5,121,875

                                     Biogen...................................             118,000            5,236,250
                                     Genzyme-General Division.................             180,000            5,568,750
                                                                                                           ------------
                                                                                                             15,926,875
                                                                                                           ------------

           PROCESS INDUSTRIES-5.8%   Crown Cork & Seal........................              97,000            5,050,062
                                     Owens - Illinois.........................             130,000 (a)        5,143,125
                                     Praxair..................................             100,000            5,031,250
                                                                                                           ------------
                                                                                                             15,224,437
                                                                                                           ------------

       PRODUCER MANUFACTURING-3.6%   General Electric.........................              45,000            3,830,625
                                     Masco....................................              98,000            5,684,000
                                                                                                           ------------
                                                                                                              9,514,625
                                                                                                           ------------

                 RETAIL TRADE-6.6%   American Stores..........................             245,000 (a)        5,880,000
                                     Federated Department Stores..............             117,000            5,754,938
                                     Sears, Roebuck...........................              97,000            5,753,312
                                                                                                           ------------
                                                                                                             17,388,250
                                                                                                           ------------

               TRANSPORTATION-1.9%   Union Pacific............................              92,000            5,037,000
                                                                                                           ------------

                   UTILITIES-11.9%   AT&T.....................................              83,000            4,985,188
                                     Ameritech................................             124,000            5,277,750
                                  .  Coastal..................................              80,000            5,715,000
                                     Empresa Nacional De Electricidad, A.D.S..             240,000            4,185,000
                                     Telefonos De Mexico, Cl. L., A.D.S.......              94,000            5,322,750
                                     Texas Utilities..........................             140,000            5,600,000
                                                                                                           ------------
                                                                                                             31,085,688
                                                                                                           ------------


                                     TOTAL COMMON STOCKS
                                       (cost $208,269,695)....................                             $250,475,550
                                                                                                           ============

CONVERTIBLE PREFERRED STOCKS-1.8%
------------------------------------------------------------------------------
                          BANKING;   Sanwa International Finance, Cum., 1.25%
                                     (Units)
                                       (cost $5,254,359)......................                 220 (b)     $  4,815,344
                                                                                                           ============

DREYFUS PREMIER VALUE FUND
-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                  APRIL 30, 1998 (UNAUDITED)

                                                                                           PRINCIPAL
SHORT-TERM INVESTMENTS-5.5%                                                                 AMOUNT             VALUE
------------------------------------------------------------------------------           ------------      ------------
              U.S. TREASURY BILLS:   4.88%, 7/23/1998.........................            $ 1,679,000      $  1,660,262
                                     4.89%, 7/30/1998.........................             12,808,000        12,652,639
                                                                                                           ------------

                                     TOTAL SHORT-TERM INVESTMENTS
                                      (cost $14,311,371)......................                             $ 14,312,901
                                                                                                           ============

TOTAL INVESTMENTS (cost $227,835,425).........................................                 102.8%      $269,603,795
                                                                                               ======      ============

LIABILITIES, LESS CASH AND RECEIVABLES........................................                  (2.8%)     $ (7,374,409)
                                                                                               ======      ============

NET ASSETS....................................................................                 100.0%      $262,229,386
                                                                                               ======      ============

NOTES TO STATEMENT OF INVESTMENTS:
------------------------------------------------------------------------------------------------------------------------
(a) Non-income producing.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At April 30, 1998, this security amounted to $4,815,344 or approximately
    1.8% of net assets.

                    See notes to financial statements.

DREYFUS PREMIER VALUE FUND
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                   APRIL 30, 1998 (UNAUDITED)

                                                                                                Cost          Value
                                                                                            ------------   ------------
ASSETS:                    Investments in securities-See Statement of Investments......     $227,835,425   $269,603,795
                           Cash........................................................                          79,654
                           Receivable for investment securities sold...................                       3,710,815
                           Dividends receivable........................................                         283,338
                           Net unrealized appreciation on forward
                             currency exchange contracts-Note 4(a).....................                         204,271
                           Receivable for shares of Beneficial Interest subscribed.....                          63,551
                           Prepaid expenses............................................                          35,976
                                                                                                           ------------
                                                                                                            273,981,400
                                                                                                           ------------


LIABILITIES:               Due to The Dreyfus Corporation and affiliates...............                         193,113
                           Due to Distributor..........................................                          91,099
                           Payable for shares of Beneficial Interest redeemed..........                       8,574,142
                           Payable for investment securities purchased.................                       2,830,738
                                 Accrued expenses and other liabilities................                          62,922
                                                                                                           ------------
                                                                                                             11,752,014
                                                                                                           ------------


NET ASSETS.............................................................................                    $262,229,386
                                                                                                           ============

REPRESENTED BY:            Paid-in capital.............................................                    $200,776,224
                           Accumulated undistributed investment income-net.............                         411,623
                           Accumulated net realized gain (loss) on investments.........                      19,068,898
                           Accumulated net unrealized appreciation (depreciation) on
                             investments-Note 4(b).....................................                      41,972,641
                                                                                                           ------------
NET ASSETS.............................................................................                    $262,229,386
                                                                                                           ============

                                               NET ASSET VALUE PER SHARE
                                               -------------------------

                                                          CLASS A          CLASS B          CLASS C         CLASS R
                                                        ------------     -----------      -----------     ------------
Net Assets.................................             $205,141,311     $56,438,728      $   643,363       $  5,984
Shares Outstanding.........................                8,987,020       2,542,674       29,118,252        262,945
NET ASSET VALUE PER SHARE..................                   $22.83          $22.20           $22.09         $22.76
                                                              ======          ======           ======         ======

                    See notes to financial statements.

DREYFUS PREMIER VALUE FUND
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                               YEAR ENDED APRIL 30, 1998

INVESTMENT INCOME

INCOME:                          Cash dividends (net of $6,938 foreign taxes
                                     withheld at source)....................               $ 1,904,170
                                 Interest...................................                   215,961
                                                                                           -----------
                                     TOTAL INCOME...........................                               $ 2,120,131

EXPENSES:                        Management fee-Note 3(a)...................                   963,082
                                 Shareholder servicing costs-Note 3(c)......                   430,815
                                 Distribution fees-Note 3(b)................                   203,552
                                 Registration fees..........................                    26,833
                                 Trustees' fees and expenses-Note 3(d)......                    23,357
                                 Professional fees..........................                    20,986
                                 Custodian fees-Note 3(c)...................                    12,351
                                 Prospectus and shareholders' reports.......                    10,800
                                 Interest expense-Note 2....................                     2,502
                                 Loan commitment fees-Note 2................                       953
                                 Miscellaneous..............................                     2,822
                                                                                           -----------
                                     TOTAL EXPENSES.........................                                 1,698,053
                                                                                                           -----------

INVESTMENT INCOME-NET.......................................................                                   422,078
                                                                                                           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....               $19,323,031
                                 Net realized gain (loss) on financial
                                 futures....................................                    71,578
                                       NET REALIZED GAIN (LOSS).............                                19,394,609
                                 Net unrealized appreciation (depreciation)
                                     on investments and forward currency
                                     exchange contracts.....................                                 5,269,040
                                                                                                           -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                24,663,649
                                                                                                           -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                               $25,085,727
                                                                                                           ===========

                    See notes to financial statements.

DREYFUS PREMIER VALUE FUND
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   APRIL 30, 1998        YEAR ENDED
                                                                                     (UNAUDITED)     OCTOBER 31, 1997
                                                                                  ----------------   ----------------
OPERATIONS:
    Investment income-net.............................................              $    422,078       $    958,184
    Net realized gain (loss) on investments...........................                19,394,609         35,912,000
    Net unrealized appreciation (depreciation) on investments.........                 5,269,040         26,359,300
                                                                                    ------------       ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.                25,085,727         63,229,484
                                                                                    ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares..................................................                  (897,158)        (1,829,335)
      Class B shares..................................................                        --            (49,504)
      Class C shares..................................................                    (1,708)                --
      Class R shares..................................................                       (30)               (41)
    Net realized gain on investments:
      Class A shares..................................................               (28,342,023)       (31,464,545)
      Class B shares..................................................                (7,784,711)        (6,811,698)
      Class C shares..................................................                  (102,316)            (1,027)
      Class R shares..................................................                      (705)              (570)
                                                                                    ------------       ------------
          TOTAL DIVIDENDS.............................................               (37,128,651)       (40,156,720)
                                                                                    ------------       ------------

BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares..................................................               182,140,776         95,775,905
      Class B shares..................................................                 3,449,935          5,445,106
      Class C shares..................................................                   266,874            696,370
      Class R shares..................................................                    18,750                350
    Dividends reinvested:
      Class A shares..................................................                27,528,054         31,602,859
      Class B shares..................................................                 7,388,194          6,593,102
      Class C shares..................................................                    56,706                855
      Class R shares..................................................                       726                612
    Cost of shares redeemed:
      Class A shares..................................................              (201,674,546)      (147,128,604)
      Class B shares..................................................                (4,427,411)        (7,718,216)
      Class C shares..................................................                  (234,647)          (111,556)
      Class R shares..................................................                   (20,056)              (272)
                                                                                    ------------       ------------
      INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST
      TRANSACTIONS....................................................                14,493,355        (14,843,489)
                                                                                    ------------       ------------
          TOTAL INCREASE (DECREASE) IN NET ASSETS.....................                 2,450,431          8,229,275

NET ASSETS:
    Beginning of Period...............................................               259,778,955        251,549,680
                                                                                    ------------       ------------
    End of Period.....................................................              $262,229,386       $259,778,955
                                                                                    ============       ============
    UNDISTRIBUTED INVESTMENT INCOME-NET...............................              $    411,623       $    888,441
                                                                                    ------------       ------------

                    See notes to financial statements.

DREYFUS PREMIER VALUE FUND
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                 SHARES
                                                                                  -----------------------------------
                                                                                  SIX MONTHS ENDED
                                                                                   APRIL 30, 1998        YEAR ENDED
                                                                                     (UNAUDITED)     OCTOBER 31, 1997
                                                                                  ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    CLASS A
    -------
    Shares sold............................................................         8,267,724           4,031,189
    Shares issued for dividends reinvested.................................         1,312,735           1,525,971
    Shares redeemed........................................................        (9,083,143)         (6,318,700)
                                                                                  -----------         -----------

                      NET INCREASE (DECREASE) IN SHARES OUTSTANDING........           497,316            (761,540)
                                                                                  ===========         ===========

    CLASS B
    -------
    Shares sold............................................................           161,297             233,097
    Shares issued for dividends reinvested.................................           361,281             324,304
    Shares redeemed........................................................          (209,347)           (341,797)
                                                                                  -----------         -----------
                      NET INCREASE (DECREASE) IN SHARES OUTSTANDING........           313,231             215,604
                                                                                  ===========         ===========

    CLASS C
    -------
    Shares sold............................................................            12,041              29,363
    Shares issued for dividends reinvested.................................             2,786                  42
    Shares redeemed........................................................           (10,821)             (4,570)
                                                                                  -----------         -----------
                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING.......             4,006              24,835
                                                                                  ===========         ===========

    CLASS R
    -------
    Shares sold............................................................               940                  15
    Shares issued for dividends reinvested.................................                34                  30
    Shares redeemed........................................................              (907)                (13)
                                                                                  -----------         -----------
                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING.......                67                  32
                                                                                  ===========         ===========

                    See notes to financial statements.

DREYFUS PREMIER VALUE FUND
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          CLASS A SHARES
                                               ----------------------------------------------------------------
                                               SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                APRIL 30, 1998    ---------------------------------------------
PER SHARE DATA:                                   (UNAUDITED)     1997      1996      1995      1994      1993
                                               ----------------  ------    ------    ------    ------    ------
    Net asset value, beginning of period......      $24.30       $22.42    $21.59    $19.83     $23.77    $19.90
                                                    ------       ------    ------    ------     ------    ------
    INVESTMENT OPERATIONS:
    Investment income (loss)-net..............         .07          .12       .22       .31        .01       .03
    Net realized and unrealized gain (loss)
      on investments.........................         2.05         5.40      3.01      2.04      (1.54)     3.89
                                                    ------       ------    ------    ------     ------    ------
    TOTAL FROM INVESTMENT OPERATIONS.........         2.12         5.52      3.23      2.35      (1.53)     3.92
                                                    ------       ------    ------    ------     ------    ------
    DISTRIBUTIONS:
    Dividends from investment income-net.....         (.11)        (.20)     (.31)     (.05)        --      (.05)
    Dividends in excess of investment
    income-net...............................           --           --        --        --       (.12)       --
    Dividends from net realized gain
      on investments.........................        (3.48)       (3.44)    (2.09)     (.54)     (2.29)       --
                                                    ------       ------    ------    ------     ------    ------
    TOTAL DISTRIBUTIONS......................        (3.59)       (3.64)    (2.40)     (.59)     (2.41)     (.05)
                                                    ------       ------    ------    ------     ------    ------
    Net asset value, end of period...........       $22.83       $24.30    $22.42    $21.59     $19.83    $23.77
                                                    ======       ======    ======    ======     ======    ======

TOTAL INVESTMENT RETURN(1)...................        10.01%(2)    27.43%    15.95%    12.43%     (6.92%)   19.71%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average
      net assets.............................          .58%(2)     1.18%     1.19%     1.22%      1.29%     1.27%
    Ratio of interest expense, loan commitment
      fees and dividends on securities sold
      short to average net assets............          .00%(2,3)     --        --       .05%       .25%      .47%
    Ratio of net investment income to average
      net assets.............................          .24%(2)      .51%      .94%     1.51%       .04%      .16%
    Portfolio Turnover Rate..................        75.94%(2)   123.53%   147.64%   244.82%    199.13%   237.14%
    Average commission rate paid (4).........       $.0293       $.0401    $.1029        --         --        --
    Net Assets, end of period (000's Omitted)     $205,141     $206,333  $207,388  $208,786   $239,407  $276,022

--------------------
(1) Exclusive of sales load.
(2) Not annualized.
(3) Amount represents less than .01%
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER VALUE FUND
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          CLASS B SHARES
                                               ------------------------------------------------------------------
                                               SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                APRIL 30, 1998    -----------------------------------------------
PER SHARE DATA:                                   (UNAUDITED)     1997      1996      1995      1994      1993(1)
                                               ----------------  ------    ------    ------    ------    --------
    Net asset value, beginning of period......     $23.70        $21.92    $21.17    $19.58     $23.62    $21.38
                                                   ------        ------    ------    ------     ------    ------
    INVESTMENT OPERATIONS:
    Investment income (loss)-net..............         --          (.04)      .04       .14       (.04)     (.07)
    Net realized and unrealized gain (loss)
      on investments..........................       1.98          5.29      2.96      2.02      (1.62)     2.31
                                                   ------        ------    ------    ------     ------    ------
    TOTAL FROM INVESTMENT OPERATIONS..........       1.98          5.25      3.00      2.16      (1.66)     2.24
                                                   ------        ------    ------    ------     ------    ------
    DISTRIBUTIONS:
    Dividends from investment income-net......         --          (.03)     (.16)     (.03)        --        --
    Dividends in excess of investment
    income-net................................         --            --        --        --       (.09)       --
    Dividends from net realized gain
      on investments..........................      (3.48)        (3.44)    (2.09)     (.54)     (2.29)       --
                                                   ------        ------    ------    ------     ------    ------
    TOTAL DISTRIBUTIONS.......................      (3.48)        (3.47)    (2.25)     (.57)     (2.38)       --
                                                   ------        ------    ------    ------     ------    ------
    Net asset value, end of period............     $22.20        $23.70    $21.92    $21.17     $19.58    $23.62
                                                   ======        ======    ======    ======     ======    ======

TOTAL INVESTMENT RETURN(2)....................       9.59%(3)     26.55%    15.05%    11.50%     (7.58%)   10.48%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average
      net assets..............................        .95%(3)      1.93%     1.94%     1.97%      1.84%     1.65%(3)
    Ratio of interest expense, loan commitment
      fees and dividends on securities sold
      short to average net assets.............        .00%(3,4)      --        --       .05%       .24%      .44%(3)
    Ratio of net investment income (loss)
      to average net assets...................       (.14%)(3)     (.27%)     .19%      .71%      (.61%)    (.69%)(3)
    Portfolio Turnover Rate...................      75.94%(3)    123.53%   147.64%   244.82%    199.13%   237.14%
    Average commission rate paid (5)....           $.0293        $.0401    $.1029        --         --        --
    Net Assets, end of period (000's Omitted)     $56,439       $52,847   $44,152   $44,365    $40,864   $25,833

--------------------
(1) From January15, 1993 (commencement of initial offering) to October 31,
    1993.
(2) Exclusive of sales load.
(3) Not annualized.
(4) Amount represents less than .01%.
(5) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER VALUE FUND
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS C SHARES
                                                               ---------------------------------------------------
                                                               SIX MONTHS ENDED          YEAR ENDED OCTOBER 31,
                                                                APRIL 30, 1998    --------------------------------
PER SHARE DATA:                                                   (UNAUDITED)      1997        1996        1995(1)
                                                                  -----------     ------      ------      --------
    Net asset value, beginning of period......................      $23.67         $21.90     $21.16      $21.21
                                                                    ------         ------     ------      ------

    INVESTMENT OPERATIONS:
    Investment income-net.....................................        (.02)          (.14)(2)    .06        (.04)
    Net realized and unrealized gain (loss) on investments....        1.98           5.35       3.05        (.01)
                                                                    ------         ------     ------      ------

    TOTAL FROM INVESTMENT OPERATIONS..........................        1.96           5.21       3.11        (.05)
                                                                    ------         ------     ------      ------

    DISTRIBUTIONS:
    Dividends from investment income-net......................        (.06)            --       (.28)         --
    Dividends from net realized gain on investments...........       (3.48)         (3.44)     (2.09)         --
                                                                    ------         ------     ------      ------

    TOTAL DISTRIBUTIONS.......................................       (3.54)         (3.44)     (2.37)         --
                                                                    ------         ------     ------      ------

    Net asset value, end of period............................      $22.09         $23.67     $21.90      $21.16
                                                                    ======         ======     ======      ======

TOTAL INVESTMENT RETURN(3)....................................        9.53%(4)      26.38%     15.74%       (.24%)(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...................         .93%(4)       2.00%      1.94%        .36%(4)
    Ratio of net investment income (loss) to average net assets       (.10%)(4)      (.56%)     (.51%)      (.18%)(4)
    Portfolio Turnover Rate...................................       75.94%(4)     123.53%    147.64%     244.82%
    Average commission rate paid(5)...........................      $.0293         $.0401     $.1029          --
    Net Assets, end of period (000's Omitted).................        $643          $594          $6          $1

--------------------
(1) From September 1, 1995 (commencement of initial offering) to October 31,
    1995.
(2) Based on average shares outstanding.
(3) Exclusive of sales load.
(4) Not annualized.
(5) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER VALUE FUND
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS R SHARES
                                                               ---------------------------------------------------
                                                               SIX MONTHS ENDED          YEAR ENDED OCTOBER 31,
                                                                APRIL 30, 1998    --------------------------------
PER SHARE DATA:                                                   (UNAUDITED)      1997        1996        1995(1)
                                                                  -----------     ------      ------      --------
    Net asset value, beginning of period......................      $24.30         $22.42     $21.60      $21.61
                                                                    ------         ------     ------      ------

    Investment income-net.....................................         .01            .19        .40          --
    Net realized and unrealized gain (loss) on investments....        2.08           5.38       2.87        (.01)
                                                                    ------         ------     ------      ------
    TOTAL FROM INVESTMENT OPERATIONS..........................        2.09           5.57       3.27        (.01)
                                                                    ------         ------     ------      ------
    DISTRIBUTIONS:
    Dividends from investment income-net......................        (.15)          (.25)      (.36)         --
    Dividends from net realized gain on investments...........       (3.48)         (3.44)     (2.09)         --
                                                                    ------         ------     ------      ------
    TOTAL DISTRIBUTIONS.......................................       (3.63)         (3.69)     (2.45)         --
                                                                    ------         ------     ------      ------
    Net asset value, end of period............................      $22.76         $24.30     $22.42      $21.60
                                                                    ------         ------     ------      ------

TOTAL INVESTMENT RETURN.......................................        9.90%(2)      27.74%     16.17%       (.05%)(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...................         .79%(2)        .94%       .97%        .17%(2)
    Ratio of net investment income to average net assets......        (.08%)(2)       .71%      1.07%         --
    Portfolio Turnover Rate...................................       75.94%(2)     123.53%    147.64%     244.82%
    Average commission rate paid(3)...........................      $.0293         $.0401     $.1029          --
    Net Assets, end of period (000's Omitted).................          $6             $5         $4          $1

--------------------
(1) From September 1, 1995 (commencement of initial offering) to October 31,
    1995.
(2) Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER VALUE FUND
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Premier Value Fund (the "Fund") is a separate non-diversified series of Dreyfus Premier Value Equity Funds (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company, currently offering two series, including the Fund. The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

DREYFUS PREMIER VALUE FUND
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-BANK LINE OF CREDIT:

    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

    The average daily amount of borrowings outstanding during the period ended April 30, 1998 was approximately $85,400, with a related weighted average annualized interest rate of 5.82%.

NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $52,551 during the period ended April 30, 1998 from commissions earned on sales of the Fund's shares.

    (B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended April 30, 1998, Class B and Class C shares were charged $201,049 and $2,503, respectively, pursuant to the Distribution Plan.

    (C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $253,164, $67,016 and $834, respectively, pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $75,242 pursuant to the transfer agency agreement.

DREYFUS PREMIER VALUE FUND
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1998, the Fund was charged $12,351 pursuant to the custody agreement.

    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-SECURITIES TRANSACTIONS:

    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended April 30, 1998 amounted to $192,685,734 and $213,505,620, respectively.

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 1998:

                                                FOREIGN
                                                CURRENCY                                        UNREALIZED
FORWARD CURRENCY EXCHANGE CONTRACTS             AMOUNTS          PROCEEDS        VALUE         APPRECIATION
-------------------------------------           --------         --------        -----         ------------
SALES:
-----
    Japanese Yen, expiring 5/18/1998.........   660,000,000      $5,186,437      $4,982,166      $204,271
                                                                                                 ========

    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 1998, there were no financial futures contracts outstanding.

    (B) At April 30, 1998, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $41,972,641, consisting of $50,260,232 gross unrealized appreciation and $8,287,591 gross unrealized depreciation.

    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER VALUE FUND
200 Park Avenue
New York, NY 10166

MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                       037/632SA9840